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                                                              GE LifeStyle Funds
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GE LifeStyle Funds


                                                              Semi-Annual Report
                                                                  March 31, 1998


GE Conservative Strategy Fund

GE Moderate Strategy Fund

GE Aggressive Strategy Fund

                                                              GE LifeStyle Funds
--------------------------------------------------------------------------------


Understanding Your Report


A Letter from the President .............................          2

Portfolio Manager's Review ..............................          4

Performance Summary

         GE Conservative Strategy Fund ..................          5

         GE Moderate Strategy Fund ......................          6

         GE Aggressive Strategy Fund ....................          7


Notes to Performance ....................................          8

Financial Statements ....................................          9

       Financial Highlights and Statements of Net Assets,
         Operations, and Changes in Net Assets

Notes to the Financial Statements .......................         15

GE LifeStyle Funds'
 Investment Team ................................. inside back cover






This report has been prepared for the shareholders GE LifeStyle Funds. It is not authorized for use as an offer of sale or a solicitation of an offer to buy the GE LifeStyle Funds unless accompanied or preceded by the current prospectus of the GE LifeStyle Funds and the current prospectus of the underlying GE Funds.

                                                     A Letter from the President
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to provide you with the first shareholder report for the GE LifeStyle Funds.

Since the funds started on January 5, 1998, each GE LifeStyle Fund recorded significant gains in net asset value. As might be expected, in a rising stock market, the GE Aggressive Strategy, which invests primarily in equities, delivered the best results, followed by the GE Moderate Strategy, which portfolio is split between equities and fixed income investments, and the GE Conservative Strategy, which invests primarily in fixed income securities. It should be noted, however, that 80% of diversified U.S. stock funds were beaten by the S&P 500 Index during the quarter.

Each portfolio achieved its investment returns while maintaining a high level of diversification within its respective investment discipline. While financial professionals may differ on what makes a good investment, all would agree that diversification should be the foundation of every investor's portfolio. Diversification increases the number of investment opportunities in which an investor can participate. But even more significant, diversification should help reduce portfolio risk because, when assets are diversified, no single security should have a substantially negative impact on one's overall investment results.

Few individual investors have the financial resources to create as diversified a portfolio as can be found in the GE LifeStyle Funds. Unlike traditional funds that invest in individual securities, GE LifeStyle Funds invest in mutual funds, namely GE Funds. And each underlying GE fund is managed to achieve a specific investment objective.

Since the concept of "fund of funds" investing is relatively new to most investors, we realize you may have questions from time to time. Please feel free to call us with those questions. We believe the more you understand about your investment in the GE LifeStyle Funds, the happier you will be as a shareholder.


Market Overview

During the period, the stock market recorded solid investment results in an environment of low inflation, falling interest rates and generally good corporate earnings. At the start of this year, some market watchers wondered if the stock market could maintain its torrid pace in 1998, given its strong investment results over the past few years. In January, it appeared those concerns were having an effect on stock market valuations. But those concerns were short-lived. In February and March, stocks bounced back strongly, posting double-digit gains for the quarter and fueling speculation on when the Dow Jones Industrial Average might hit the 10,000 mark.

During the period, financial services stocks were among the better market performers just as they have been over the last few years. These stocks benefited from the sharp increase in the number of Americans saving and investing to help secure their financial future.

Some of the other sectors that turned in solid gains included healthcare and utilities stocks. Oil stocks fell, due in large part to a decline in oil prices. Technology stocks turned in mixed investment results, as a number of major companies in this sector announced earnings shortfalls due to the economic problems in Asia.

European stocks also registered impressive investment results, thanks in large part to a generally favorable economic environment on the Continent. Other positive factors that helped bolster prices included the wave of restructurings taking place in Europe and the fact that plans designed to lead to a single currency by next year remain on schedule.

The Japanese stock market finished 1997 on a down note, but showed considerable strength in January, driven largely by technical factors that suggested prices might be bottoming. However, investors' negative reaction to government economic reform proposals put pressure on equity prices in March, wiping out a large portion of their early-year gains.

While the Asian economic crisis had a substantial effect on the financial markets in the last quarter of 1997, it had little bearing on global equity prices during the first three months of this year. However, the underlying problems in Asia remain a source of concern to investors.

Bonds also recorded solid performance, as long-term interest rates continued to decline. Federal Reserve ("Fed") chairman Alan Greenspan helped the bond market in January by suggesting disinflation may creep into the economy due to the Asian economic crisis.

During the period, the Fed maintained its neutral monetary policy, meaning it neither raised or lowered interest rates. The Fed has not raised short-term interest rates since late March 1997 and has not lowered these rates since late January 1996.

The bond market rally was not without some concerns along the way. For example, interest rates trended higher in early February resulting from a stronger-than-expected employment report released in early February.


Market Outlook

Looking ahead, we expect the U.S. economy to continue to grow at a steady pace. While we do not expect the Asian financial crisis to have a significant impact on the U.S. economy, we believe it may result in a slowdown in corporate earnings growth. Given this scenario, we would not be surprised to see a Fed rate cut in the coming months. Furthermore, we think stock market gains will return to more modest levels. In this environment, stock selection will be critically important in achieving investment success.

Sincerely,

[GRAPHIC OMITTED]

Michael J. Cosgrove



Mike Cosgrove is the President of the Investment Services Group of GE Financial Assurance Holdings, Inc. and GE Investment Distributors, Inc., the funds' distributor. In this role, he is responsible for the marketing, product development and sales for the funds. Mike is also a Trustee of the GE Pension Trust and GE's employee savings program.

In Mike's previous position as Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Mike joined GE in 1970. After completing the GE Financial Management Program he held a number of managerial positions in finance and sales in International Operation, including serving as Vice President and Treasurer and later as Vice-President - Countertrade and Barter for GE Trading Company.

Mike graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

GE LifeStyle Funds                                    Portfolio Manager's Review
--------------------------------------------------------------------------------

Gene Bolton is responsible for the management of the GE LifeStyle Funds. As the Chairman of the Asset Allocation Committee at GE Investments, Gene works closely with the portfolio managers of the underlying GE Funds. He also has overall management responsibility of the U.S. equity investment process at GE Investments and manages total assets of over $30 billion, including responsibility for overseeing the portfolio management of the GE U.S. Equity Fund. Gene joined GE in 1964. After completing GE's Financial Management Program, he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

As this is the first report for the GE LifeStyle Funds, let me take the opportunity to discuss how we have designed the performance discussions in this report to assist you in understanding your portfolio.

The funds are managed so each portfolio can serve as a complete investment program or as a core part of a larger portfolio. Each fund is invested in a selected group of underlying GE Funds suited for the fund's particular investment objective.

The GE LifeStyle Funds are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment portfolio and appreciate the advantages of broad diversification.

In order to help you assess how the GE LifeStyle Funds have performed as compared to the general market, we have grouped the underlying GE Funds into three sectors: domestic equity; international equity and fixed income. We have also provided three broad market indices which we believe to be most representative for the underlying funds. These indices will provide you with benchmarks as to how each major market fared and what sector of the market generated the best returns.

In addition, we have calculated a Composite Index for each of the GE LifeStyle Funds. This Composite Index is derived by applying each fund's target allocations to the results of the benchmarks for the domestic equity, international equity and fixed income markets. This index will help you evaluate your holdings.

The following performance highlights pages provide you with each LifeStyle Fund's target and actual asset allocation percentages as of March 31, 1998, the fund`s performance as compared to its Composite Index and market benchmarks, followed by a discussion of each fund's performance.

Going forward, we will continue to actively monitor the LifeStyle Funds' target allocation mixes from a risk/return perspective. We believe that investors who maintain a balanced portfolio of stock and bond funds will achieve good long-term returns with modest overall volatility.

Conservative Strategy Fund                                  Performance Summary
--------------------------------------------------------------------------------


Target and Actual Asset Allocations
As of March 31, 1998

Target

[GRAPHIC OMITTED]

Fixed Income funds            56.0%
Domestic Equity funds         26.0%
International Equity fund     18.0%

Actual

[GRAPHIC OMITTED]

Fixed Income funds            55.1%
Domestic Equity funds         26.2%
International Equity fund     18.7%


PORTFOLIO ALLOCATION TO FUNDS*
--------------------------------------------------------------------------
                                                   TARGET         ACTUAL
                                                   ------         ------
GE Premier Growth Equity Fund                        4.0%           4.1%
GE U.S. Equity Fund                                 10.0%          10.0%
GE Mid-Cap Growth Fund                               3.0%           3.0%
GE Value Equity Fund                                 9.0%           9.1%
GE International Equity Fund                        18.0%          18.7%
GE Fixed Income Fund                                51.0%          46.2%
GE Short-Term Government Fund                        5.0%           4.6%
GEI Short-Term Investment Fund**                      -             4.3%
--------------------------------------------------------------------------
Total                                              100.0%         100.0%
--------------------------------------------------------------------------

*   As a percentage of net assets.
**  Includes cash and cash equivalents.


AGGREGATE TOTAL RETURNS:
FROM JANUARY 5, 1998 (DATE OF INCEPTION) TO MARCH 31, 1998

------------------------------------------------------------------

CONSERVATIVE STRATEGY FUND                                   6.30%
Composite Index                                              6.92%
S&P 500 Index                                               13.21%
MSCI EAFE Index                                             14.53%
LB Int. Gov't/Corp Index                                     1.55%
------------------------------------------------------------------


The GE Conservative Strategy Fund targets 26% to domestic equity markets, 18% to international equity markets, and 56% to fixed income markets. Performance versus benchmarks was helped by strong returns in underlying equity funds. As you would expect during a period when stocks were up strongly, bonds and short-term investments, while providing solid returns, did not contribute greatly to the overall return of the fund. The bond market rally during the fourth quarter of 1997 brought the 30 year Treasury yield to a low of 5.7% in early January. Since that time, the market has traded in a narrow range. The underlying GE Fixed Income Fund and GE Short-Term Government Fund outperformed their index. Even though a majority of the Conservative Strategy Fund's assets were allocated to fixed income funds, the weighted returns from equity funds dominated the overall fund's performance. The good performance of the Conservative Strategy Fund is an example of how diversification of risk across different market segments can reduce overall fund volatility.


                            See Notes to Performance.
               Past performance is no guarantee of future results.

Moderate Strategy Fund                                       Performance Summary
--------------------------------------------------------------------------------



Target and Actual Asset Allocations
As of March 31, 1998

Target

[GRAPHIC OMITTED]

Fixed Income funds            37.0%
Domestic Equity funds         38.0%
International Equity fund     25.0%

Actual

[GRAPHIC OMITTED]

Fixed Income funds            34.0%
Domestic Equity funds         39.3%
International Equity fund     26.7%


PORTFOLIO ALLOCATION TO FUNDS*
----------------------------------------------------------------------
                                                  TARGET       ACTUAL
GE Premier Growth Equity Fund                       8.0%         8.4%
GE U.S. Equity Fund                                13.0%        13.4%
GE Mid-Cap Growth Fund                              4.0%         4.1%
GE Value Equity Fund                               13.0%        13.4%
GE International Equity Fund                       25.0%        26.7%
GE Fixed Income Fund                               32.0%        29.4%
GE Short-Term Government Fund                       5.0%         4.6%
----------------------------------------------------------------------
Total                                             100.0%       100.0%
----------------------------------------------------------------------

*   As a percentage of net assets.


AGGREGATE TOTAL RETURNS:
FROM JANUARY 5, 1998 (DATE OF INCEPTION) TO MARCH 31, 1998
----------------------------------------------------------------------

MODERATE STRATEGY FUND                                           8.80%
Composite Index                                                  9.23%
S&P 500 Index                                                   13.21%
MSCI EAFE Index                                                 14.53%
LB Int. Gov't/Corp Index                                         1.55%
----------------------------------------------------------------------

The GE Moderate Strategy Fund targets 38% to domestic equity markets, 25% to international equity markets, and 37% to fixed income markets. Performance versus benchmarks was helped by large allocations and strong performance in the underlying GE Premier Growth Equity Fund, GE Value Equity Fund and the GE International Equity Fund. International stock markets, driven by very strong performance in Europe, had a nice rebound after several sub-par years. The underlying GE International Equity Fund provided better than index performance for the period, helping to bolster the fund's overall returns. The underlying GE U.S. Equity Fund was up strongly but underperformed the S&P 500 due to an underweighting in technology stocks and an overweighting in energy stocks. The good performance of the Moderate Strategy Fund, despite the relative underperformance of one of the underlying equity funds, shows the value of diversified portfolio.



                            See Notes to Performance.
               Past performance is no guarantee of future results.

Aggressive Strategy Fund                                     Performance Summary
--------------------------------------------------------------------------------

Target and Actual Asset Allocations
As of March 31. 1998

Target

[GRAPHIC OMITTED]

Fixed Income funds            19.0%
Domestic Equity funds         49.0%
International Equity fund     32.0%

Actual

[GRAPHIC OMITTED]

Fixed Income funds            17.2%
Domestic Equity funds         49.8%
International Equity fund     33.0%


PORTFOLIO ALLOCATION TO FUNDS*
----------------------------------------------------------------------
                                                  TARGET       ACTUAL
GE Premier Growth Equity Fund                      10.0%        10.2%
GE U.S. Equity Fund                                17.0%        17.0%
GE Mid-Cap Growth Fund                              6.0%         6.0%
GE Value Equity Fund                               16.0%        16.1%
GE International Equity Fund                       32.0%        33.3%
GE Fixed Income Fund                               14.0%        12.6%
GE Short-Term Government Fund                       5.0%         4.5%
Other**                                              -           0.3%
----------------------------------------------------------------------
Total                                             100.0%       100.0%
----------------------------------------------------------------------

*   As a percentage of net assets.
**  Includes cash and cash equivalent.


AGGREGATE TOTAL RETURNS:
FROM JANUARY 5, 1998 (DATE OF INCEPTION) TO MARCH 31, 1998
-----------------------------------------------------------------------

AGGRESSIVE STRATEGY FUND                                        11.10%
Composite Index                                                 11.42%
S&P 500 Index                                                   13.21%
MSCI EAFE Index                                                 14.53%
LB Int. Gov't/Corp Index                                         1.55%
-----------------------------------------------------------------------

The GE Aggressive Strategy Fund targets 49% to domestic equity markets; 32% to international equity markets, and 19% to fixed income markets. Performance versus benchmarks was helped by large allocations and strong performance in the underlying GE Premier Growth Equity Fund, GE Mid-Cap Growth Fund and GE Value Equity Fund. Investments in the financial and retail trade sectors of the market contributed to the performance of these underlying funds. The underlying GE U.S. Equity Fund was up strongly but underperformed the S&P 500 due to an underweighting in technology stocks and an overweighting in energy stocks. International stock markets, driven by very strong performance in Europe, had a nice rebound after several sub-par years. The most important factor driving the European stock markets is the convergence of the economies in preparation for the introduction of a common currency in January 1999. The underlying GE International Equity Fund provided better than index performance for the period, helping to bolster the fund's overall returns. The good performance of the Aggressive Strategy Fund, despite the relative underperformance of one of the underlying equity funds, demonstrates the importance of a diversified portfolio.



                            See Notes to Performance.
               Past performance is no guarantee of future results.

Notes to Performance  (unaudited)
--------------------------------------------------------------------------------

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, if any. Past performance is not indicative of future results of the fund. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Total returns for the Composite Index are derived by applying the fund's target allocations to the results of the benchmarks for the domestic equity market, the S&P 500 Index; for the international equity market, the MSCI EAFE Index; and for the fixed income bond market, the LB Int. Gov't/Corp Index.

Actual asset allocation and actual portfolio allocation to funds are as of March 31, 1998.

The LB Int. Gov't/Corp Bond Index is for the three-months ended March 31, 1998 as the broad market return was not available from the funds' commencement of investment operations through March 31, 1998.

The Adviser has voluntarily agreed to waive and/or bear certain fees and fund expenses. Without these provisions, the performance returns would have been lower. These provisions may be terminated in the future.

The Standard & Poor's ("S&P") 500 Composite Stock Price Index (S&P 500 Index), Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lehman Brothers Intermediate Government/Corporate Bond Index (LB Int. Gov't/Corp Index) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The MSCI EAFE Index is a composite of 1,109 stocks of companies from 21 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. The LB Int. Gov't/Corp Index is comprised of the Government bonds and Corporate bonds portion of the Lehman Brothers Aggregate Bond Index (LB Aggregate). The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The results shown for the foregoing indices assume reinvestment of net dividends or interest and are unaudited.

                                                Financial Highlights (unaudited)
      Selected data based on a share outstanding throughout the period indicated


-----------------------------------------------------------------------------------------------------------------------
                                                   CONSERVATIVE            MODERATE            AGGRESSIVE
                                                     STRATEGY              STRATEGY             STRATEGY
                                                       FUND                  FUND                 FUND
                                                   3/31/1998 (b)         3/31/1998 (b)        3/31/1998 (b)
-----------------------------------------------------------------------------------------------------------------------

Inception date                                        1/5/98                1/5/98               1/5/98
Net asset value, beginning of period                  $10.00                $10.00               $10.00

Income (loss) from investment operations:
   Net investment income                                0.32                  0.49                 0.52
   Net realized and unrealized
      gains (losses) on investments                     0.31                  0.39                 0.59
-----------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations          0.63                  0.88                 1.11
-----------------------------------------------------------------------------------------------------------------------

Less distributions from:
   Net investment income                                0.00                  0.00                 0.00
   Net realized gains                                   0.00                  0.00                 0.00
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                     0.00                  0.00                 0.00
-----------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                        $10.63                $10.88               $11.11
=======================================================================================================================

TOTAL RETURN (a)                                        6.30%                 8.80%               11.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $ 624               $28,323              $1,872
   Ratios to average net assets:
   Net investment income*                               15.35%                19.61%               22.25%
   Net expenses*                                         0.20%                 0.20%                0.20%
   Gross expenses*                                       7.45%                 0.34%                2.46%
Portfolio turnover rate                                    47%                   10%                  23%
=======================================================================================================================


Notes to Financial Highlights
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Had the Adviser not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.

(b) Information is for the period January 5, 1998, inception of investment operations, through March 31, 1998.

*    Annualized for periods less than one year.


----------
See Notes to Financial Statements.

Statement of Net Assets
--------------------------------------------------------------------------------

Conservative Strategy Fund
March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                       Number
                                                     of Shares           Value
--------------------------------------------------------------------------------
Investments -- 101.9%
--------------------------------------------------------------------------------

GE Premier Growth Equity Fund                          1,207          $  25,392
GE U.S. Equity Fund                                    2,035             62,508
GE Mid-Cap Growth Equity Fund                          1,767             18,681
GE Value Equity Fund                                   5,252             56,617
GE International Equity Fund                           6,473            116,642
GE Fixed Income Fund                                  23,649            288,049
GE Short-Term Government Fund                          2,398             28,373
GEI Short-Term Investment Fund                        38,964             38,964
Total Investments
    (Cost $623,462)                                                     635,226

--------------------------------------------------------------------------------
Other Assets and Liabilities -- (1.9)%
--------------------------------------------------------------------------------

Other Assets                                                             49,935
Liabilities                                                             (61,656)
                                                                      ---------
Other Assets and Liabilities                                            (11,721)
--------------------------------------------------------------------------------
NET ASSETS                                                            $ 623,505
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Capital paid in                                                       $ 590,692
Undistributed net investment income                                      18,831
Accumulated net realized gain                                             2,218
Net unrealized appreciation on investments                               11,764
--------------------------------------------------------------------------------
NET ASSETS                                                            $ 623,505
================================================================================

Shares outstanding (par value $10.00)                                    58,643
Net asset value per share                                             $   10.63
Maximum offering price per share                                      $   11.28


----------
See Notes to Financial Statements.

                                                         Statement of Net Assets
--------------------------------------------------------------------------------

Moderate Strategy Fund
March 31, 1998 (unaudited)
--------------------------------------------------------------------------------


                                                     Number
                                                   of Shares         Value
--------------------------------------------------------------------------------
Investments -- 100.2%
--------------------------------------------------------------------------------

GE Premier Growth Equity Fund                        112,833      $ 2,372,872
GE U.S. Equity Fund                                  123,359        3,788,344
GE Mid-Cap Growth Equity Fund                        109,866        1,161,279
GE Value Equity Fund                                 353,809        3,814,062
GE International Equity Fund                         420,902        7,584,654
GE Fixed Income Fund                                 685,060        8,344,035
GE Short-Term Government Fund                        110,837        1,311,198
Total Investments
    (Cost $27,326,995)                                             28,376,444

--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.2)%
--------------------------------------------------------------------------------

Other Assets                                                          854,384
Liabilities                                                          (907,470)
                                                                    ---------
Other Assets and Liabilities                                          (53,086)
--------------------------------------------------------------------------------
NET ASSETS                                                        $28,323,358
--------------------------------------------------------------------------------


NET ASSETS CONSIST OF:
Capital paid in                                                   $25,970,231
Undistributed net investment income                                 1,280,738
Accumulated net realized gain                                          22,940
Net unrealized appreciation on investments                          1,049,449
--------------------------------------------------------------------------------
NET ASSETS                                                        $28,323,358
================================================================================

Shares outstanding (par value $10.00)                               2,603,627
Net asset value per share                                         $     10.88
Maximum offering price per share                                  $     11.54


----------
See Notes to Financial Statements.

Statement of Net Assets
--------------------------------------------------------------------------------

Aggressive Strategy Fund
March 31, 1998 (unaudited)
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares          Value
--------------------------------------------------------------------------------
Investments -- 99.5%
--------------------------------------------------------------------------------

GE Premier Growth Equity Fund                       9,043         $  190,173
GE U.S. Equity Fund                                10,348            317,792
GE Mid-Cap Growth Equity Fund                      10,593            111,964
GE Value Equity Fund                               27,926            301,039
GE International Equity Fund                       34,557            622,717
GE Fixed Income Fund                               19,293            234,988
GE Short-Term Government Fund                       7,132             84,373
Total Investments
    (Cost $1,772,269)                                              1,863,046

--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.5%
--------------------------------------------------------------------------------

Other Assets                                                          76,489
Liabilities                                                          (67,514)
                                                                  ----------
Other Assets and Liabilities                                           8,975
--------------------------------------------------------------------------------
NET ASSETS                                                        $1,872,021
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Capital paid in                                                   $1,686,377
Undistributed net investment income                                   87,562
Accumulated net realized gain                                          7,305
Net unrealized appreciation on investments                            90,777
-----------------------------------------------------------------------------
NET ASSETS                                                        $1,872,021
-----------------------------------------------------------------------------

Shares outstanding (par value $10.00)                                168,516
Net asset value per share                                         $    11.11
Maximum offering price per share                                  $    11.79


----------
See Notes to Financial Statements.

                                                        Statements of Operations
                                For the period ended March 31, 1998* (unaudited)


--------------------------------------------------------------------------------------------------------
                                                          CONSERVATIVE       MODERATE        AGGRESSIVE
                                                            STRATEGY         STRATEGY         STRATEGY
                                                              FUND             FUND             FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividends                                             $19,041        $1,289,484        $ 88,131
      Interest                                                   35             4,317             218
------------------------------------------------------------------------------------------------------
   Total income                                              19,076         1,293,801          88,349
------------------------------------------------------------------------------------------------------
   Expenses:
      Transfer agent fees                                     7,993             7,993           7,993
      Trustees' fees                                            906               906             906
      Advisory fees                                             245            13,063             787
------------------------------------------------------------------------------------------------------
   Total expenses before waiver                               9,144            21,962           9,686
      Less: Expenses waived or borne by the Adviser          (8,899)           (8,899)         (8,899)
------------------------------------------------------------------------------------------------------
      Net expenses                                              245            13,063             787
------------------------------------------------------------------------------------------------------
   Net investment income                                     18,831         1,280,738          87,562
======================================================================================================

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
      Realized gain on investments                            2,218            22,940           7,305
       Increase in unrealized
         appreciation on investments                         11,764         1,049,449          90,777
------------------------------------------------------------------------------------------------------
       Net realized and unrealized gain
         on investments                                      13,982         1,072,389          98,082
------------------------------------------------------------------------------------------------------
   Net increase in net assets
      resulting from operations                             $32,813        $2,353,127        $185,644
======================================================================================================


*For the period January 5, 1998 (inception) through March 31, 1998.


----------
See Notes to Financial Statements.

Statements of Changes in Net Assets
For the period ended March 31, 1998*(unaudited)


-----------------------------------------------------------------------------------------------------
                                                           CONSERVATIVE     MODERATE       AGGRESSIVE
                                                             STRATEGY       STRATEGY        STRATEGY
                                                               FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
   Operations:
      Net investment income                                  $ 18,831     $ 1,280,738     $   87,562
      Net realized gain on investments                          2,218          22,940          7,305
      Net increase in unrealized appreciation                  11,764       1,049,449         90,777
-----------------------------------------------------------------------------------------------------
      Net increase from operations                             32,813       2,353,127        185,644
-----------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income                                      --               --              --
      Net realized gains                                         --               --              --
-----------------------------------------------------------------------------------------------------
   Total distributions                                           --               --              --
-----------------------------------------------------------------------------------------------------
   Increase in net assets from
      operations and distributions                             32,813       2,353,127        185,644
-----------------------------------------------------------------------------------------------------
   Share transactions:
      Proceeds from sale of shares                            784,327      28,252,957      2,021,387
      Value of distributions reinvested                          --               --              --
      Cost of shares redeemed                                 193,635)     (2,282,726)      (335,010)
-----------------------------------------------------------------------------------------------------
      Net increase from share transactions                    590,692      25,970,231      1,686,377
-----------------------------------------------------------------------------------------------------
   Total increase in net assets                               623,505      28,323,358      1,872,021

NET ASSETS
   Beginning of period                                           --               --              --
-----------------------------------------------------------------------------------------------------
   End of period                                             $623,505     $28,323,358     $1,872,021
=====================================================================================================

Undistributed net investment income, end of period           $ 18,831     $ 1,280,738     $   87,562

-----------------------------------------------------------------------------------------------------
Changes in Fund Shares

Shares sold by subscription                                    77,720       2,822,894        200,995
Issued for distributions reinvested                              --               --              --
Shares redeemed                                               (19,077)       (219,267)       (32,479)
-----------------------------------------------------------------------------------------------------
Net increase in fund shares                                    58,643       2,603,627        168,516
=====================================================================================================


*For the period January 5, 1998 (inception) through March 31, 1998.


----------
See Notes to Financial Statements.

                        Notes to Financial Statements March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

1.    Organization of the Funds

GE LifeStyle Funds ("LifeStyle Funds" or the "Trust") is registered under the Investment Company Act of 1940 (as amended) (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on June 21, 1996, and is authorized to issue an unlimited number of shares. The Trust is comprised of six investment funds (each a "Fund" and collectively the "Funds"), only three of which are currently being offered, as follows: GE Conservative Strategy Fund, GE Moderate Strategy Fund, and GE Aggressive Strategy Fund. Each Fund invests its assets in a select group of underlying GE Funds ("Underlying Funds") suited to the Fund's particular investment objective. The objectives of the Funds are as follows:

GE Conservative Strategy Fund's investment objective is income and long-term growth of capital. The Fund seeks to achieve its objective through investment in a mix of equity-oriented funds and fixed income-oriented funds, with a bias towards equity-oriented or fixed income-oriented funds to be determined by then current market forces.

GE Moderate Strategy Fund's investment objective is long-term growth of capital with a moderate level of current income. The Fund seeks to achieve its objective through investment in various equity-oriented funds and fixed income-oriented funds, with the bias toward equity-oriented funds for enhanced growth potential.

GE Aggressive Strategy Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective through investment in a selection of equity-oriented funds and fixed income-oriented funds, typically with a strong bias under normal market conditions toward equity-oriented funds for substantial growth potential.

The maximum sales load imposed on purchases of shares (as a percentage of offering price) for the Funds is 5.75%. The maximum contingent deferred sales load (as a percentage of redemption proceeds) is 1.00% and is imposed for shares redeemed within one year of purchase that were subject to no front-end sales load upon purchase by virtue of being part of a purchase of $1 million or more.


2.    Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Trust:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.

Security Valuation and Transactions

Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Short term investments maturing within 60 days are valued at amortized cost.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

                        Notes to Financial Statements March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

Income Taxes

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income and gains to their shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

Investment Income

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Interest income is accrued on the accrual basis.

Expenses

All expenses of the Funds are paid by GE Investment Management Incorporated ("GEIM"), investment adviser to the Funds, and reimbursed by the Funds up to the voluntary expense limitations. Expenses reported in these financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders

The Funds declare and pay dividends of net investment income and net capital gains annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.


3.    Fees and Compensation Paid to Affiliates

Advisory and Administration Fees

Compensation of GEIM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The advisory and administration fees payable to GEIM for each Fund are calculated at the annual rate of 0.20%.

Other

The Funds pay no compensation to the Trustees who are employees of GEIM. Trustees who are not GEIM employees receive an annual fee of $2,000 and an additional fee of $500 for each Trustees' meeting attended.

                        Notes to Financial Statements March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

4.    Aggregate Unrealized Appreciation and Depreciation

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 1998, were as follows:

                                                                                                    Net
                                                    Gross                   Gross               Unrealized
                                                 Unrealized              Unrealized            Appreciation
                                                Appreciation            Depreciation          (Depreciation)
                                                ------------            ------------          --------------
GE Conservative Strategy Fund                  $      14,682            $     2,918            $      11,764
GE Moderate Strategy Fund                          1,183,839                134,390                1,049,449
GE Aggressive Strategy Fund                           93,387                  2,610                   90,777

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 1998.


5.    Investment Transactions

The cost of purchases and the proceeds from sales of the Underlying Funds, excluding short term securities, for the period ended March 31, 1998, were:

                                             Purchases          Sales
                                             ---------          -----
GE Conservative Strategy Fund               $   771,951      $  189,671
GE Moderate Strategy Fund                    29,432,804       2,128,750
GE Aggressive Strategy Fund                   2,063,001         298,038


6.    Beneficial Interest

The schedule below shows the number of shareholders each owning 10% or more of a fund and the total percentage of the fund held by such shareholders.

                                                10% or Greater Shareholders
                                                ---------------------------
                                                Number      % of Fund Held
                                                ------      --------------
GE Conservative Strategy Fund                      2             91%
GE Moderate Strategy Fund                          1             91%
GE Aggressive Strategy Fund                        3            100%

                                             GE LifeStyle Funds' Investment Team
--------------------------------------------------------------------------------

Portfolio Manager                         Investment Adviser
GE LifeStyle Funds                        and Administrator
Eugene K. Bolton                          GE Investment Management Incorporated

Portfolio Managers of the                 Trustees
Underlying Funds                          Michael J. Cosgrove
                                          John R. Costantino
GE International Equity Fund              Alan M. Lewis
Team lead by                              William J. Lucas
Ralph R. Layman                           Robert P. Quinn

GE Premier Growth Equity Fund             Secretary
David B. Carlson                          Matthew J. Simpson

GE Mid-Cap Growth Fund                    Treasurer
Elaine G. Harris                          Jeffrey A. Groh

GE Value Equity Fund                      Assistant Treasurer
Peter J. Hathaway                         Robert J. Zalucki

GE U.S. Equity Fund                       Distributor
Team led by                               GE Investment Distributors, Inc.
Eugene K. Bolton                          Member NASD and SIPC

GE Fixed Income Fund                      Counsel
GE Short-Term Government Fund             Willkie Farr & Gallagher
GE Money Market Fund
Team led by                               Custodian
Robert A. MacDougall                      State Street Bank & Trust Company

                                          Independent Accountants
                                          Price Waterhouse LLP


Officers of the Investment Adviser
John H. Myers, Chairman of the Board and President
Eugene K. Bolton, EVP, Domestic Equities
Michael J. Cosgrove, EVP, Mutual Funds
Ralph R. Layman, EVP, International Equities
Alan M. Lewis, EVP, General Counsel and Secretary
Robert A. MacDougall, EVP, Fixed Income
Geoffrey R. Norman, EVP, Institutional Marketing
Thomas J. Szkutak, EVP, Chief Financial Officer
Don W. Torey, EVP, Alternative Investments and Real Estate

INVESTMENT ADVISER
GE Investment Management Incorporated
3003 Summer Street
Stamford, CT 06905



DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC
777 Long Ridge Road
Stamford, CT 06927







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